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                                                                   Exhibit 10.37

                          GUARANTOR SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (as amended, supplemented, restated or otherwise modified from time to time, the "Security Agreement"), dated as of November 21, 2000, made by B. W. ELLIOTT MANUFACTURING CO., LLC, a Delaware limited liability company, HUDSON LOCK, LLC, a Delaware limited liability company, ESP LOCK PRODUCTS, LLC, a Delaware limited liability company, GITS MANUFACTURING COMPANY, LLC, a Delaware limited liability company, ATLANTIC GUEST, INC., a Delaware corporation, MARINE INDUSTRIES COMPANY, LLC, a Delaware limited liability company, TURNER ELECTRIC, LLC, a Delaware limited liability company, VFC ACQUISITION COMPANY, INC., a Delaware corporation, GUEST BUILDING, LLC, a Delaware limited liability company, KCI MERGER CORP., a New York corporation, KEY COMPONENTS, INC., a New York Corporation, KEYHOLD, INC., a Delaware corporation, KCLLC HOLDINGS, INC., a Delaware corporation, ACME ELECTRIC CORPORATION, a New York Corporation, ACME-URDC, INC., a Utah corporation, ACME ELECTRIC MEXICO HOLDINGS I, INC., a Delaware corporation, and ACME ELECTRIC MEXICO HOLDINGS II, INC., a Delaware corporation (each, a "Grantor", and collectively, the "Grantors"), in favor of FIRST UNION NATIONAL BANK, as administrative agent for the Lenders (together with any successor(s) thereto in such capacity, the "Administrative Agent") for each of the Lender Parties (as defined below).


                              W I T N E S S E T H:
                              - - - - - - - - - -

         WHEREAS, pursuant to the Credit and Guaranty Agreement, dated as of September 29, 2000 (together with all amendments, supplements, restatements and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Key Components, LLC, as borrower (the "Borrower"), certain of its Subsidiaries and its equity holders, as Guarantors, the various financial institutions and other Persons as are or may become parties thereto, as lenders (the "Lenders"), the Administrative Agent, Societe Generale, as Syndication Agent for the Lenders, and First Union Securities, Inc. and SG Cowen Securities Corporation, as Co-Arrangers, the Lenders have extended Commitments to make Credit Extensions to the Borrower;

         WHEREAS, as a condition precedent to the making of the initial Credit Extensions under the Credit Agreement, each Grantor is required to execute and deliver this Security Agreement;

         WHEREAS, each Grantor is either a Subsidiary or equity holder of the Borrower;

         WHEREAS, each Grantor has duly authorized the execution, delivery and performance of this Security Agreement;

         WHEREAS, it is in the best interest of each Grantor to execute this Security Agreement inasmuch as each Grantor will derive substantial direct and indirect benefits from the Credit Extensions made from time to time to the Borrower by the Lenders pursuant to the Credit Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce the Lenders to make Credit Extensions (including the initial Credit Extensions) to the

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Borrower pursuant to the Credit Agreement, each Grantor agrees, for the benefit of each Lender Party, as follows:


                                    ARTICLE I

                                   DEFINITIONS

         SECTION I.1. Certain Terms. The following terms (whether or not underscored) when used in this Security Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):

         "Administrative Agent" is defined in the preamble.

         "Collateral" is defined in Section 2.1.

         "Collateral Account" is defined in Section 4.1.2(c).

         "Computer Hardware and Software Collateral" means:

                  (a) all computer and other electronic data processing hardware, integrated computer systems, central processing units, memory units, display terminals, printers, features, computer elements, card readers, tape drives, hard and soft disk drives, cables, electrical supply hardware, generators, power equalizers, accessories, all peripheral devices and other related computer hardware now owned or hereafter acquired by any Grantor;

                  (b) all software programs (including both source code, object code and all related applications and data files), whether now owned, licensed or leased or hereafter acquired by the Grantor, designed for use on the computers and electronic data processing hardware described in clause (a) above;

                  (c) all firmware associated therewith now owned or hereafter acquired by any Grantor;

                  (d) all documentation (including flow charts, logic diagrams, manuals, guides and specifications) with respect to such hardware, software and firmware described in the preceding clauses (a) through
         (c) above; and

                  (e) all rights of any Grantor with respect to all of the foregoing, including, without limitation, any and all copyrights, licenses, options, warranties, service contracts, program services, test rights, maintenance rights, support rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing.

         "Copyright Collateral" means all copyrights and all semi-conductor chip product mask works of any Grantor, whether statutory or common law, registered or unregistered, now or hereafter in force throughout the world including, without limitation, all of such Grantor's right, title and interest in and to all copyrights and mask works registered in the United States Copyright Office or anywhere else in the world and also including, without limitation, the copyrights and mask works referred to in Item A of Schedule IV attached hereto, and all applications for registration thereof, whether pending or in

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preparation, all copyright and mask work licenses, including each copyright and mask work license referred to in Item B of Schedule IV attached hereto, the right to sue for past, present and future infringements of any thereof, all rights corresponding thereto throughout the world, all extensions and renewals of any thereof and all proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

         "Credit Agreement" is defined in the first recital.

         "Equipment" is defined in clause (a) of Section 2.1.

         "Grantor" and "Grantors" are defined in the preamble.

         "Intellectual Property Collateral" means, collectively, the Computer Hardware and Software Collateral, the Copyright Collateral, the Patent Collateral, the Trademark Collateral and the Trade Secrets Collateral.

         "Inventory" is defined in clause (b) of Section 2.1.

         "Lenders" is defined in the first recital.

         "Lender Party" means, as the context may require, any Lender, each party to a Rate Protection Agreement (other than the Borrower) and/or the Administrative Agent and each of their respective successors, transferees and assigns.

         "Patent Collateral" means:

                  (a) all letters patent and applications for letters patent throughout the world of any Grantor, including all patent applications of any Grantor in preparation for filing anywhere in the world and including each patent and patent application referred to in Item A of
         Schedule II attached hereto;

                  (b) all patent licenses in favor of any Grantor, including each patent license in favor of the Grantor referred to in Item B of
         Schedule II attached hereto;

                  (c) all reissues, divisions, continuations, continuations-in-part, extensions, renewals and reexaminations of any of the items described in clauses (a) and (b) above; and

                  (d) all proceeds of, and rights associated with, the foregoing (including license royalties and proceeds of infringement suits), the right of each Grantor to sue third parties for past, present or future infringements of any patent or patent application, including any patent or patent application referred to in Item A of Schedule II attached hereto, and for breach or enforcement of any patent license, including any patent license referred to in Item B of Schedule II attached hereto, and all rights corresponding thereto throughout the world.

         "Receivables" is defined in clause (c) of Section 2.1.

         "Related Contracts" is defined in clause (c) of Section 2.1.

         "Rolling Stock" means all railcars, barges and other water carrier equipment, and all accessions, appurtenances and parts installed on and additions thereto and replacements thereof hereafter acquired by any Grantor.

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         "Secured Obligations" is defined in Section 2.2.

         "Security Agreement" is defined in the preamble.

         "Trademark Collateral" means:

                  (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, certification marks, collective marks, logos, other source of business identifiers, prints and labels on which any of the foregoing have appeared or appear, designs and general intangibles of a like nature of each Grantor (all of the foregoing items in this clause (a) being collectively called a "Trademark"), now existing anywhere in the world or hereafter adopted or acquired, whether currently in use or not, all registrations and recordings thereof and all applications in connection therewith, whether pending or in preparation for filing, including registrations, recordings and applications of each Grantor in the United States Patent and Trademark Office or in any office or agency of the United States of America or any state thereof or any foreign country, including those referred to in Item A of Schedule III attached hereto;

                  (b) all Trademark licenses in favor of each Grantor, including each Trademark license referred to in Item B of Schedule III attached hereto;

                  (c) all reissues, extensions or renewals of any of the items described in clauses (a) and (b) above;

                  (d) all of the goodwill of the business of each Grantor connected with the use of, and symbolized by the items described in, clauses (a) and (b) above; and

                  (e) all proceeds of, and rights associated with, the foregoing, including any claim by any Grantor against third parties for past, present or future infringement or dilution of any Trademark, Trademark registration or Trademark license of such Grantor, including any Trademark, Trademark registration or Trademark license referred to in Item A or Item B of Schedule III attached hereto, or for any injury to the goodwill associated with the use of any such Trademark or for breach or enforcement of any Trademark license.

         "Trade Secrets Collateral" means common law and statutory trade secrets and all other confidential or proprietary or useful information of each Grantor and all know-how obtained by the each Grantor or used by each Grantor in the business of such Grantor (all of the foregoing being collectively called a "Trade Secret"), whether or not such Trade Secret has been reduced to a writing or other tangible form, including all documents and things embodying, incorporating or referring in any way to such Trade Secret, all Trade Secret licenses, including each Trade Secret license referred to in Schedule V attached hereto, and including the right of each Grantor to sue for and to enjoin and to collect damages for the actual or threatened misappropriation of any Trade Secret and for the breach or enforcement of any such Trade Secret license.

         "U.C.C." means the Uniform Commercial Code, as in effect in the State of New York.

         SECTION I.2. Credit Agreement Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Security Agreement, including its preamble and recitals, have the meanings provided in the Credit Agreement.

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         SECTION I.3. U.C.C. Definitions. Unless otherwise defined herein or in the Credit Agreement or unless the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Security Agreement, including its preamble and recitals, with such meanings.


                                   ARTICLE II

                                SECURITY INTEREST

         SECTION II.1. Grant of Security. Each Grantor hereby assigns and pledges to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties, and hereby grants to the Administrative Agent for its benefit and the ratable benefit of each of the Lender Parties a security interest in, all of such Grantor's right, title and interest in, to and under the following property, whether now or hereafter existing or acquired (the "Collateral"):

                  (a) all equipment in all of its forms of such Grantor, wherever located, including Rolling Stock (but excluding motor vehicles, trucks and trailers), and all parts thereof and all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor (any and all of the foregoing being the "Equipment");

                  (b) all inventory in all of its forms of such Grantor, wherever located, including

                           (i) all merchandise, goods and other personal
                  property which are held for sale or lease, all raw materials and work in process therefor (including, without limitation, tobacco and tobacco related products), finished goods thereof, and materials used or consumed in the manufacture or production thereof,

                           (ii) all goods in which such Grantor has an interest
                  in mass or a joint or other interest or right of any kind (including goods in which such Grantor has an interest or right as consignee), and

                           (iii) all goods which are returned to or repossessed
                  by such Grantor,

         and all accessions thereto, products thereof and documents therefor (any and all such inventory, materials, goods, accessions, products and documents being the "Inventory");

                  (c) all accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (including tax refunds) of such Grantor, including ownership rights of the inventory owned by such Grantor, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and all rights of such Grantor now or hereafter existing in and to all security agreements, guaranties, leases and other contracts securing or otherwise relating to any such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles (any and all such accounts, contracts, contract rights, chattel paper, documents, instruments, and general intangibles being the "Receivables", and any and all such security agreements, guaranties, leases and other contracts being the "Related Contracts");

                  (d)  all Intellectual Property Collateral of such Grantor;

                  (e) all books, records, writings, data bases, information and other property of such Grantor relating to, used or useful in connection with, evidencing, embodying, incorporating or referring to any of the foregoing in this Section 2.1;

                  (f) all of such Grantor's other property and rights of every kind and description and interests therein; and

                  (g) all products, offspring, rents, issues, profits, returns, income and proceeds of and from any and all of the foregoing Collateral (including proceeds which constitute property of the types described in clauses (a), (b), (c), (d), (e) and (f) above, proceeds deposited from time to time in the Collateral Account and in any lock boxes of such Grantor, and, to the extent not otherwise included, all payments under insurance (whether or not the Administrative Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral).

         SECTION II.2. Security for Secured Obligations. This Security Agreement secures the prompt payment in full of all amounts payable by the Borrower, each Grantor and each other Obligor under or in connection with the Credit Agreement, the Notes, each Rate Protection Agreement, the Acme Guaranty and each other Loan Document, whether for principal, interest, costs, fees, expenses, indemnities or otherwise and whether now or hereafter existing (all of such obligations being the "Secured Obligations").

         SECTION II.3. Continuing Security Interest; Transfer of Notes. This Security Agreement shall create a continuing security interest in the Collateral and shall

                  (a) remain in full force and effect until the indefeasible payment in full in cash of all Secured Obligations and the expiration or termination of all Commitments,

                  (b) be binding upon each Grantor, its successors, transferees and assigns, and

                  (c) inure, together with the rights and remedies of the Administrative Agent hereunder, to the benefit of the Administrative Agent and each other Lender Party.

Without limiting the generality of the foregoing clause (c), any Lender may, to the extent permitted pursuant to Section 11.11.1 of the Credit Agreement, assign or otherwise transfer (in whole or in part) any Note or Loan held by it to any other Person or entity, and such other Person or entity shall thereupon become vested with all the rights and benefits in respect thereof granted to such Lender under any Loan Document (including this Security Agreement) or otherwise, subject, however, to any contrary provisions in such assignment or transfer, and to the provisions of Section 11.11 and Article X of the Credit Agreement.

         SECTION II.4.  Release and Termination.

         (a) Upon any sale, lease, transfer or other disposition of any item of Collateral permitted under the terms of the Loan Documents (other than sales of Inventory in the ordinary course of business), the Administrative Agent will, at each Grantor's expense, execute and deliver such documents and instruments as such Grantor shall reasonably request to evidence the release of such Collateral from the security interest granted hereunder and shall deliver such Collateral held by the Administrative Agent to such Grantor; provided, however, that the proceeds of any such sale, lease transfer or other disposition are applied in accordance with Section 3.1.2 of the Credit Agreement, to the extent applicable. Upon any such release, the security interest granted herein shall terminate as to such Collateral, and all rights to such Collateral shall revert to such Grantor.

         (b) Upon the indefeasible payment in cash in full of all Secured Obligations and the expiration or termination of all Commitments, the security interest granted herein by each Grantor shall terminate and all rights to the Collateral shall revert to such Grantor. Upon any such termination, the Administrative Agent will, at the Grantors' joint and several expense, deliver to the Grantors, without any representations, warranties or recourse of any kind whatsoever, such documents as the Grantors shall reasonably request to evidence such termination.

         SECTION II.5. Grantor Remains Liable. Anything herein to the contrary notwithstanding

                  (a) the Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein, and shall perform all of its duties and obligations under such contracts and agreements to the same extent as if this Security Agreement had not been executed,

                  (b) the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under any such contracts or agreements included in the Collateral, and

                  (c) neither the Administrative Agent nor any other Lender Party shall have any obligation or liability under any such contracts or agreements included in the Collateral by reason of this Security Agreement, nor shall the Administrative Agent or any other Lender Party be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

         SECTION II.6. Security Interest Absolute. All rights of the Administrative Agent and the security interests granted to the Administrative Agent hereunder, and all obligations of each Grantor hereunder, shall be absolute and unconditional, irrespective of

                  (a) any lack of validity or enforceability of the Credit Agreement, any Note, any Rate Protection Agreement with a Lender or any other Loan Document;

                  (b) the failure of any Lender Party or any holder of any Note;

                           (i) to assert any claim or demand or to enforce any
                  right or remedy against the Borrower, any Grantor, any other Obligor or any other Person under the provisions of the Credit Agreement, any Note, any Rate Protection Agreement with a Lender, any other Loan Document or otherwise, or

                           (ii) to exercise any right or remedy against any
                  other guarantor of, or collateral securing, any Secured Obligation;

                  (c) any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other extension, compromise or renewal of any Secured Obligation;

                  (d) any reduction, limitation, impairment or termination of any Secured Obligation for any reason (other than repayment in full of the Secured Obligations), including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Grantor hereby waives any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of the invalidity, illegality, nongenuineness, irregularity, compromise or unenforceability of, or any other event or occurrence affecting, any Secured Obligation or otherwise;

                  (e) any amendment to, rescission, waiver, or other modification of, or any consent to departure from, any of the terms of the Credit Agreement, any Note, any Rate Protection Agreement with a Lender or any other Loan Document;

                  (f) any addition, exchange, release, surrender, impairment or non-perfection of any collateral (including the Collateral), or any amendment to or waiver or release of or addition to or consent to departure from any guaranty, for any of the Secured Obligations; or

                  (g) any other circumstances which might otherwise constitute a defense available to, or a legal or equitable discharge of, the Borrower, any Grantor or any other Obligor, or otherwise.


                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         SECTION III.1. Representations and Warranties. Each Grantor represents and warrants unto each Lender Party as set forth in this Article.

         SECTION III.1.1. Location of Collateral, etc. All of the Equipment, Inventory and lock boxes of such Grantor are located at the places specified in Item A, Item B and Item C, respectively, of Schedule I hereto. None of the Equipment and Inventory has, within the four months preceding the date of this Security Agreement, been located at any place other than the places specified in Item A and Item B, respectively, of Schedule I hereto. The principal place of business and chief executive office of such Grantor is set forth on the signature page hereto. Such Grantor keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, at the addresses as set forth on the signature page hereto. Such Grantor does not have any trade names. Such Grantor has not been known by any legal name different from those set forth on the signature page hereto, nor has such Grantor been the subject of any merger or other corporate reorganization. If the Collateral includes any Inventory located in the State of California, such Grantor is not a "retail merchant" within the meaning of Section 9102 of the Uniform Commercial Code - Secured Transactions of the State of California. None of the Receivables is evidenced by a promissory note or other instrument.

         SECTION III.1.2. Ownership, No Liens, etc. Such Grantor owns the Collateral free and clear of any Lien, security interest, charge or encumbrance except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement. No effective financing statement or other similar instrument in effect covering all or any part of the Collateral is on file in any recording office, except such as may have been filed in favor of the Administrative Agent relating to this Security Agreement.

         SECTION III.1.3. Possession and Control. Such Grantor has exclusive possession and control of the Equipment and Inventory.

         SECTION III.1.4. Negotiable Documents, Instruments and Chattel Paper. Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable documents, instruments and chattel paper currently owned or held by such Grantor (duly endorsed in blank, if requested by the Administrative Agent).

         SECTION III.1.5. Validity, etc. The Liens intended to be created by this Security Agreement constitute valid first priority security interests in the Collateral securing the payment of the Secured Obligations, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

         SECTION III.1.6. Authorization, Approval, etc. No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body (other than U.C.C. filings) is required either

                  (a) for the grant by such Grantor of the security interest granted hereby or for the execution, delivery and performance of this Security Agreement by such Grantor, or

                  (b) for the perfection of or the exercise by the Administrative Agent of its rights and remedies hereunder.

         SECTION III.1.7. Compliance with Laws. Such Grantor is in compliance with the requirements of all applicable laws (including, without limitation, the provisions of the Fair Labor Standards Act), rules, regulations and orders of every governmental authority, the non-compliance with which would reasonably be expected to materially adversely affect the condition (financial or otherwise), operations, business, assets or liabilities of such Grantor.

         SECTION III.1.8. Due Execution, Validity, Etc. The execution, delivery and performance by such Grantor of this Security Agreement has been duly authorized by all necessary action and does not contravene or result in a default under such Grantor's Organic Documents or contravene or result in a default under any material contractual restriction, Lien or governmental regulation or court decree or order or law binding on such Grantor. This Security Agreement has been duly executed and delivered on behalf of such Grantor and constitutes the legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditor's right generally, and subject to the effect of general principles of equity (regardless of whether considered in a proceeding in equity or at law). In addition, each representation and warranty of such Grantor contained in each Loan Document to which it is a party is true and correct in all material respects.


                                   ARTICLE IV

                                    COVENANTS

         SECTION IV.1. Certain Covenants. Each Grantor covenants and agrees that, so long as any portion of the Secured Obligations shall remain unpaid or any Lender shall have any outstanding Commitment, such Grantor will, unless the Required Lenders shall otherwise consent in writing, perform the obligations set forth in this Section.

         SECTION IV.1.1. As to Equipment and Inventory. Such Grantor hereby agrees that it shall

                  (a) keep all material Equipment and Inventory (other than Inventory sold in the ordinary course of business) at the places therefor specified in Section 3.1.1 or, upon 30 days' prior written notice to the Administrative Agent, at such other places in a jurisdiction where all representations and warranties set forth in
         Article III shall be true and correct in all material respects, and all action required pursuant to the first sentence of Section 4.1.7 shall have been taken with respect to the material Equipment and Inventory;

                  (b) cause all material Equipment to be maintained and preserved in good condition, repair and working order, ordinary wear and tear excepted; and make or cause to be made all material repairs, replacements, and other improvements in connection therewith which are reasonably necessary or desirable to such end; and promptly furnish to the Administrative Agent a statement respecting any loss or damage to any of the material Equipment; and

                  (c) pay, before the same shall become delinquent, promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all material claims (including claims for labor, materials and supplies) against, the Equipment and Inventory, except to the extent the validity thereof is being contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP have been set aside.

         SECTION IV.1.2.  As to Receivables.

                  (a) Such Grantor shall keep its place(s) of business and chief executive office at the offices set forth on Schedule III of the Credit Agreement and shall keep the offices where it keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, located at the addresses set forth on
         Schedule III of the Credit Agreement or, upon 30 days' prior written notice to the Administrative Agent, at such other locations in a jurisdiction where all representations and warranties set forth in
         Article III shall be true and correct, and all actions required by the first sentence of Section 4.1.7 shall have been taken with respect to the Receivables; not change its name except upon 30 days' prior written notice to the Administrative Agent; hold and preserve such records and chattel paper; and permit representatives of the Administrative Agent at any time upon reasonable advance notice and during normal business hours to inspect and make abstracts from such records and chattel paper.

                  (b) Such Grantor will direct all obligors under any Receivables to make all payments to one or more bank accounts. Each such bank account will be maintained only if the relevant bank has agreed (by no later than 30 days after the Closing Date) in writing to remit the balance from time to time in the account to the Administrative Agent upon notice from the Administrative Agent that any Default is continuing. No funds, other than proceeds of Collateral, will be paid to any such bank account. None of the Grantors will open any new bank accounts, or terminate any existing bank accounts, except upon 10 days' prior written notice to the Administrative Agent.

                  (c) All proceeds of Collateral received by such Grantor shall, upon the request of the Administrative Agent during the continuance of an Event of Default, be delivered in kind to the Administrative Agent for deposit to a deposit account (the "Collateral Account") of such Grantor maintained with the Administrative Agent, and none of the Grantors shall commingle any such proceeds, and each Grantor shall hold separate and apart from all other property, all such proceeds in express trust for the benefit of the Administrative Agent and the other Lender Parties until delivery thereof is made to the Administrative Agent. No funds, other than proceeds of Collateral, will be deposited in the Collateral Account.

                  (d) The Administrative Agent shall have the right to apply any amount in the Collateral Account to the payment of any Secured Obligations which are due and payable or payable upon demand, or to the payment of any Secured Obligations at any time that an Event of Default shall exist. Subject to the rights of the Administrative Agent, each Grantor shall have the right, with respect to and to the extent of collected funds in the Collateral Account, (i) as long as there shall be no Default, to require the Administrative Agent to transfer to such Grantor's general demand deposit account at the Administrative Agent any or all of such collected funds and (ii) as long as there shall be a Default and after giving effect to any exercise by the Administrative Agent of its rights, (A) to require the Administrative Agent to transfer to such Grantor's general demand deposit account at the Administrative Agent amounts required to cover checks drawn against that account which shall have been presented for payment at the Administrative Agent as of the preceding business day and all wire transfers which such Grantor has directed to be made on the current business day, to the extent such checks and wire transfers are for any purpose which does not violate any provision of any Loan Document and
         (B) to require the Administrative Agent to purchase any Cash Equivalent Investment, provided that, in the case of certificated securities, the Administrative Agent will retain possession thereof as Collateral and, in the case of uncertificated securities, the Administrative Agent will take such actions, including registration of such securities in its name, as it shall determine is necessary to perfect its security interest therein. The Administrative Agent may at any time transfer to such Grantor's general demand deposit account at the Administrative Agent any or all of the collected funds in the Collateral Account; provided, however, that any such transfer shall not be deemed to be a waiver or modification of any of the Administrative Agent's rights under this Section 4.1.2(d).

         SECTION IV.1.3.  As to Collateral.

                  (a) Until such time (during the continuance of an Event of Default) as the Administrative Agent shall notify such Grantor of the revocation of the power and authority granted by this Section 4.1.3(a), such Grantor (i) may in the ordinary course of its business, at its own expense, sell, lease or furnish under the contracts of service any of the Inventory normally held by such Grantor for such purpose, and use and consume, in the ordinary course of its business, any raw materials, work in process or materials normally held by such Grantor for such purpose, (ii) will, at its own expense, endeavor to collect, as and when due, all amounts due with respect to any of the Collateral, including the taking of such action with respect to such collection as the Administrative Agent may reasonably request or, in the absence of such request, as such Grantor may deem advisable, and (iii) may grant, in the ordinary course of business, to any party obligated on any of the Collateral, any rebate, refund or allowance to which such party may be lawfully entitled, and may accept, in connection therewith, the return of goods, the sale or lease of which shall have given rise to such Collateral. The Administrative Agent, however, may (subject to
         Section 7.2.6 of the Credit Agreement), at any time during the continuance of an Event of Default, whether before or after any revocation of such power and authority or the maturity of any of the Secured Obligations, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder and enforce collection of any of the Collateral by suit or otherwise and surrender, release, or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any indebtedness thereunder or evidenced thereby. Upon request of the Administrative Agent, such Grantor will (subject to Section 7.2.6 of the Credit Agreement), at its own expense, notify any parties obligated on any of the Collateral to make payment to the Administrative Agent of any amounts due or to become due thereunder.

                  (b) The Administrative Agent is authorized, during the continuation of an Event of Default, to endorse, in the name of such Grantor, any item, howsoever received by the Administrative Agent, representing any payment on or other proceeds of any of the Collateral.

                  (c) Such Grantor will not change its Federal Employer Identification Number unless the Grantor notifies the Administrative Agent of any change in writing at least 30 days prior to the date of such change and executes such additional security agreements and financing statements as may be reasonably requested by the Administrative Agent.

         SECTION IV.1.4.  As to Intellectual Property Collateral.

                  (a) Such Grantor shall not, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Patent Collateral is not of material economic value to such Grantor, do any act, or omit to do any act, whereby any of the Patent Collateral may lapse or become abandoned or dedicated to the public or unenforceable.

                  (b) Such Grantor shall not, and shall not permit any of its licensees to, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Trademark Collateral is not of material economic value to such Grantor,

                           (i) fail to continue to use any of the Trademark
                  Collateral in order to maintain all of the material Trademark Collateral in full force free from any claim of abandonment for non-use,

                           (ii) fail to maintain as in the past, in all material
                  respects, the quality of products and services offered under all of the Trademark Collateral,

                           (iii) fail to employ all of the material Trademark
                  Collateral registered with any Federal or state or foreign authority with an appropriate notice of such registration,

                           (iv) adopt or use any other Trademark which is
                  confusingly similar or a colorable imitation of any of the material Trademark Collateral,

                           (v) use any of the material Trademark Collateral
                  registered with any Federal or state or foreign authority except for the uses for which registration or application for registration of all of the Trademark Collateral has been made, and

                           (vi) do or permit any act or knowingly omit to do any
                  act whereby any of the material Trademark Collateral would reasonably be expected to lapse or become invalid or unenforceable.

                  (c) Such Grantor shall not, unless such Grantor shall reasonably and in good faith determine (and notice of such determination shall have been delivered to the Administrative Agent) that any of the Copyright Collateral or any of the Trade Secrets Collateral is not of material economic value to such Grantor, do or permit any act or knowingly omit to do any act whereby any of the Copyright Collateral or any of the Trade Secrets Collateral would reasonably be expected to lapse or become invalid or unenforceable or placed in the public domain except upon expiration of the end of an unrenewable term of a registration thereof.

                  (d) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any material item of the Intellectual Property Collateral would reasonably be expected to become abandoned or dedicated to the public or placed in the public domain or invalid or unenforceable, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any foreign counterpart thereof or any court) regarding such Grantor's ownership of any of the material Intellectual Property Collateral, its right to register the same or to keep and maintain and enforce the same.

                  (e) In no event shall such Grantor or any of its agents, employees, designees or licensees file an application for the registration of any Intellectual Property Collateral with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, unless it promptly informs the Administrative Agent, and upon request of the Administrative Agent, executes and delivers any and all agreements, instruments, documents and papers as the Administrative Agent may reasonably request to evidence the Administrative Agent's security interest for the benefit of the Lender Parties in such Intellectual Property Collateral and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

                  (f) Such Grantor shall take all commercially reasonable steps, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue any application (and to obtain the relevant registration) filed with respect to, and to maintain any registration of, any material Intellectual Property Collateral, including the filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings and the payment of fees and taxes (except to the extent that dedication, abandonment or invalidation is permitted under the foregoing clauses (a), (b) and (c)).

         SECTION IV.1.5. Insurance. Such Grantor will maintain or cause to be maintained with responsible and reputable insurance carriers licensed to write insurance, insurance with respect to the Equipment and Inventory against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will, upon the request of the Administrative Agent, furnish a certificate of a reputable insurance broker setting forth the nature and extent of all insurance maintained by such Grantor in accordance with this Section. Without limiting the foregoing, each Grantor further agrees as follows:

                  (a) Each policy for property insurance shall show the Administrative Agent as loss payee.

                  (b) Each policy for liability insurance shall show the Administrative Agent as an additional insured.

                  (c) With respect to each life insurance policy, such Grantor shall execute and deliver to the Administrative Agent a collateral assignment, notice of which has been acknowledged in writing by the insurer.

                  (d) Each insurance policy shall provide that at least 30 days' prior written notice of cancellation or of lapse shall be given to the Administrative Agent by the insured.

                  (e) Such Grantor shall, if so requested by the Administrative Agent, deliver to the Administrative Agent a copy of each insurance policy.

                  (f) All payments in respect of property insurance and life insurance shall be paid to such Grantor.

         SECTION IV.1.6.  Transfers and Other Liens.  The Grantor shall not:

                  (a) sell, assign (by operation of law or otherwise) or otherwise dispose of any of the Collateral, except Inventory in the ordinary course of business or as permitted by the Credit Agreement; or

                  (b) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure Indebtedness of any Person or entity, except for the security interest created by this Security Agreement and except as permitted by the Credit Agreement.

         SECTION IV.1.7. Further Assurances, etc. Such Grantor agrees that, from time to time at its own expense, such Grantor will promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or desirable, or that the Administrative Agent may request, in order to perfect, preserve and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor will

                  (a) mark conspicuously each document included in the Inventory, each chattel paper included in the Receivables and each Related Contract and, at the request of the Administrative Agent, each of its records pertaining to the Collateral with a legend, in form and substance satisfactory to the Administrative Agent, indicating that such document, chattel paper, Related Contract or Collateral is subject to the security interest granted hereby;

                  (b) if any Receivable shall be evidenced by a promissory note or other instrument, negotiable document or chattel paper, deliver and pledge to the Administrative Agent hereunder such promissory note, instrument, negotiable document or chattel paper duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance satisfactory to the Administrative Agent;

                  (c) execute and file such financing or continuation statements, or amendments thereto, and such other instruments or notices (including, without limitation, any assignment of claim form under or pursuant to the federal assignment of claims statute, 31 U.S.C. ss. 3726, any successor or amended version thereof or any regulation promulgated under or pursuant to any version thereof), as may be necessary or desirable, or as the Administrative Agent may request, in order to perfect and preserve the security interests and other rights granted or purported to be granted to the Administrative Agent hereby; and

                  (d) furnish to the Administrative Agent, from time to time at the Administrative Agent's request, statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

With respect to the foregoing and the grant of the security interest hereunder, such Grantor hereby authorizes the Administrative Agent to file one or more financing or continuation statements, and amendments thereto, relative to all or any part of the Collateral without the signature of such Grantor where permitted by law. A carbon, photographic or other reproduction of this Security Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.


                                    ARTICLE V

                            THE ADMINISTRATIVE AGENT

         SECTION V.1. Administrative Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Administrative Agent such Grantor's attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Administrative Agent's discretion, to take any action and to execute any instrument which the Administrative Agent may deem necessary or advisable to accomplish the purposes of this Security Agreement, including, without limitation:

                  (a) to ask, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

                  (b) to receive, endorse, and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) above;

                  (c) to file any claims or take any action or institute any proceedings which the Administrative Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Administrative Agent with respect to any of the Collateral; and

                  (d) to perform the affirmative obligations of any Grantor hereunder (including all obligations of such Grantor pursuant to Section 4.1.7).

Each Grantor hereby acknowledges, consents and agrees that the power of attorney granted pursuant to this Section is irrevocable and coupled with an interest.

         SECTION V.2. Administrative Agent May Perform. If any Grantor fails to perform any agreement contained herein, the Administrative Agent may itself perform, or cause performance of, such agreement, and the expenses of the Administrative Agent incurred in connection therewith shall be jointly and severally payable by the Grantors pursuant to Section 6.2.

         SECTION V.3. Administrative Agent Has No Duty. In addition to, and not in limitation of, Section 2.5, the powers conferred on the Administrative Agent hereunder are solely to protect its interest (on behalf of the Lender Parties) in the Collateral and shall not impose any duty on it to exercise any such powers. Except for reasonable care of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

         SECTION V.4. Reasonable Care. The Administrative Agent is required to exercise reasonable care in the custody and preservation of any of the Collateral in its possession; provided, however, that the Administrative Agent shall be deemed to have exercised reasonable care in the custody and preservation of any of the Collateral, if it takes such action for that purpose as such Grantor reasonably requests in writing at times other than upon the occurrence and during the continuance of any Event of Default, but failure of the Administrative Agent to comply with any such request at any time shall not in itself be deemed a failure to exercise reasonable care.


                                   ARTICLE VI

                                    REMEDIES

         SECTION VI.1. Certain Remedies. If any Event of Default shall have occurred and be continuing:

                  (a) The Administrative Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party on default under the U.C.C. (whether or not the U.C.C. applies to the affected Collateral) and also may

                           (i) require each Grantor to, and each Grantor hereby
                  agrees that it will, at its expense and upon request of the Administrative Agent forthwith, assemble all or part of the Collateral as directed by the Administrative Agent and make it available to the Administrative Agent at a place to be designated by the Administrative Agent which is reasonably convenient to both parties; and

                           (ii) without notice except as specified below, sell
                  the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Administrative Agent's offices or elsewhere, for cash, on credit or for future delivery (without assumption of any credit risk), and upon such other terms as the Administrative Agent may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days' prior notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Administrative Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Administrative Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

                  (b) All cash proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Administrative Agent, be held by the Administrative Agent as collateral for, and/or then or at any time thereafter applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 6.2) in whole or in part by the Administrative Agent for the ratable benefit of the Lender Parties against, all or any part of the Secured Obligations in the following order:

                           (i) first, to payment of the expenses of such sale or
                  other realization including reasonable compensation to the Administrative Agent and its agents and counsel, and all expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent is to be reimbursed pursuant to Sections 11.3 and 11.4 of the Credit Agreement or Section 6.2 hereof and unpaid fees owing to the Administrative Agent under the Credit Agreement;

                           (ii) second, to the ratable payment of accrued but
                  unpaid interest on the Loans under the Credit Agreement;

                           (iii) third, to the ratable (i) payment of unpaid
                  principal of the Loans under the Credit Agreement, (ii) redemption of "credit exposure" under Rate Protection Agreements ("credit exposure" being determined at such time in accordance with the customary methods of calculating credit exposure under similar arrangements by the counterparty to such arrangements), and (iii) cash collateralization of Letter of Credit Outstandings;

                           (iv) fourth, to the ratable payment of all other
                  amounts payable by the Obligors under the Credit Agreement;
                  and

                           (v) fifth, to the ratable payment of all other
                  Secured Obligations, and then to be held as additional collateral security until the Termination Date, until all Secured Obligations shall have been paid in full.

The Administrative Agent may make distributions hereunder in cash or in kind or, on a ratable basis, in any combination thereof. Any surplus of such cash or cash proceeds held by the Administrative Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the Grantors or to whomsoever may be lawfully entitled to receive such surplus.

         SECTION VI.2.  Indemnity and Expenses.

                  (a) The Grantors hereby jointly and severally indemnify the Administrative Agent and the other Lender Parties from and against any and all claims, losses and liabilities arising out of or resulting from this Security Agreement (including, without limitation, enforcement of this Security Agreement), except claims, losses or liabilities resulting from the Administrative Agent's gross negligence or wilful misconduct.

                  (b) The Grantors jointly and severally will, upon demand, pay to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees and disbursements of its counsel and of any experts and agents, which the Administrative Agent may incur in connection with

                           (i) the administration of this Security Agreement,

                           (ii) the custody, preservation, use or operation of,
                  or the sale of, collection from, or other realization upon, any of the Collateral,

                           (iii) the exercise or enforcement of any of the
                  rights of the Administrative Agent or the other Lender Parties hereunder, or

                           (iv) the failure by any Grantor to perform or observe
                  any of the provisions hereof.

                                   ARTICLE VII

                            MISCELLANEOUS PROVISIONS

         SECTION VII.1. Loan Document; Counterparts. This Security Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof, and may be executed in separate counterparts.

         SECTION VII.2. Amendments; etc. No amendment to or waiver of any provision of this Security Agreement nor consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Administrative Agent (acting with the requisite consent of the Lenders as provided in the Credit Agreement) and such Grantor, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

         SECTION VII.3. Addresses for Notices. All notices and other communications provided for hereunder shall be in writing (including telecopier communication) and, if to any Grantor, mailed, telecopied or delivered to it, addressed to it at the address as set forth on Schedule III of the Credit Agreement, if to the Administrative Agent, mailed, telecopied or delivered to it, addressed to it at the address of the Administrative Agent as specified in the Credit Agreement, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. Any notice, if mailed and properly addressed and sent return receipt requested with postage prepaid, shall be deemed given three Business Days after posting; any notice, if sent by prepaid overnight express shall be deemed delivered on the next Business Day; any notice, if transmitted by telecopier, shall be deemed given when sent, with confirmation of receipt; and any notice, if transmitted by hand, shall be deemed received when delivered.

         SECTION VII.4. Section Captions. Section captions used in this Security Agreement are for convenience of reference only, and shall not affect the construction of this Security Agreement.

         SECTION VII.5. Severability. Wherever possible each provision of this Security Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Security Agreement shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Security Agreement.

         SECTION VII.6. Governing Law, Entire Agreement, etc. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. THIS SECURITY AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

         SECTION VII.7. Forum Selection and Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS

(WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GRANTOR MAY BE BROUGHT AND MAINTAINED IN ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT THE AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR NEW YORK STATE COURTS SITTING IN THE CITY OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE AND IRREVOCABLY AGREES TO BE BOUND BY ANY JUDGMENT RENDERED THEREBY IN CONNECTION WITH SUCH LITIGATION. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GRANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, SUCH GRANTOR HEREBY IRREVOCABLY WAIVES SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS SECURITY AGREEMENT.

         SECTION VII.8. Waiver of Jury Trial. THE LENDER PARTIES AND EACH GRANTOR HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS SECURITY AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE LENDER PARTIES OR ANY GRANTOR. EACH GRANTOR ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE LENDERS ENTERING INTO THE CREDIT AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT. IN NO EVENT SHALL ANY LENDER PARTY BE LIABLE FOR ANY CONSEQUENTIAL DAMAGES WHICH MAY BE ALLEGED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         IN WITNESS WHEREOF, each Grantor has caused this Security Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.


                                    B.W. ELLIOTT MANUFACTURING CO., LLC,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    HUDSON LOCK, LLC,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    ESP LOCK PRODUCTS, LLC,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    GITS MANUFACTURING COMPANY, LLC,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    ATLANTIC GUEST, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:

                                    MARINE INDUSTRIES COMPANY, LLC
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    TURNER ELECTRIC, LLC
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    KCLLC HOLDINGS, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    VFC ACQUISITION COMPANY, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    GUEST BUILDING, L.L.C., as a Grantor
                                       by ATLANTIC GUEST, INC., its sole member


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    KEYHOLD, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:

                                    KEY COMPONENTS, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    KCI MERGER CORP.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    ACME ELECTRIC CORPORATION,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    ACME-URDC, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    ACME ELECTRIC MEXICO HOLDINGS I, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    ACME ELECTRIC MEXICO HOLDINGS I, INC.,
                                      as a Grantor


                                    By: /s/ Alan L. Rivera
                                        ----------------------------------------
                                        Title:


                                    FIRST UNION NATIONAL BANK,
                                      as Administrative Agent


                                    By: /s/ Robert Brown
                                        ----------------------------------------
                                        Title: